Exhibit 21

REGENCY CENTERS CORPORATION

Subsidiaries and Equity Ownership Thereof

Entity	Jurisdiction	Owner(s)	Nature of Interest	% of Ownership
Regency Centers Texas, LLC	Florida	Regency Centers Corporation	Member	100%

Regency Centers, L.P.	Delaware	Regency Centers Corporation Regency Centers Texas, LLC Outside Investors	General Partner Limited Partner Limited Partners	1.0 96.3 2.7	% % %

Columbia Cameron Village SPE, LLC	Delaware	Regency Centers, L.P. Columbia Perfco Partners, L.P.	Member Member	30 70	% %

Columbia Cameron Village, LLC	Delaware	Columbia Cameron Village SPE, LLC	Member	100%

Columbia Regency Retail Partners, LLC	Delaware	Regency Centers, L.P. Columbia Perfco Partners, L.P.	Member Member	20 80	% %

Columbia Retail Addison, LLC	Delaware	Columbia Regency Retail Partners, LLC	Member	100%

Columbia Retail Addison Town Center, Limited Partnership	Delaware	Columbia Retail Addison, LLC Columbia Regency Retail Partners, LLC	General Partner	1 99	% %

Columbia Retail Baker Hill, LLC	Delaware	Columbia Regency Retail Partners, LLC	Member	100%

Columbia Retail Deer Grove, LLC	Delaware	Columbia Regency Retail Partners, LLC	Member	100%

Columbia Retail Deer Grove Center, LLC	Delaware	Columbia Retail Deer Grove, LLC	Member	100%

Entity	Jurisdiction	Owner(s)	Nature of Interest	% of Ownership
Columbia Retail Dulles, LLC	Delaware	Columbia Regency Retail Partners, LLC	Member	100%

Columbia Retail Fox Lake, LLC	Delaware	Columbia Regency Retail Partners, LLC	Member	100%

Columbia Retail Fox Lake Crossing, LLC	Delaware	Columbia Retail Fox Lake, LLC	General Partner Limited Partner	1 99	% %

Columbia Retail Geneva Crossing, LLC	Delaware	Columbia Regency Retail Partners, LLC	Member	100%

Columbia Retail Shorewood Crossing, LLC	Delaware	Columbia Regency Retail Partners, LLC	Member	100%

Columbia Retail Special Member (GLP), LLC	Delaware	Columbia Perfco, L.P. Regency Centers, L.P.	Member	80 20	% %

Columbia Retail Stearns Crossing, LLC	Delaware	Columbia Regency Retail Partners, LLC	Member	100%

Columbia Retail Texas 2, LLC	Delaware	Columbia Regency Retail Partners, LLC	Member	100%

Columbia Retail MacArthur Phase II, LP	Delaware	Columbia Retail Texas 2, LLC Columbia Regency Retail Partners, LLC	General Partner Limited Partner	1 99	% %

Columbia Retail Texas 3, LLC	Delaware	Columbia Regency Retail Partners, LLC	Member	100%

Columbia Retail Sweetwater Plaza, LP	Delaware	Columbia Retail Texas 3, LLC Columbia Regency Retail Partners, LLC	General Partner Limited Partner	1 99	% %

Columbia Retail Washington 1, LLC	Delaware	Columbia Regency Retail Partners, LLC	Member	100%

Columbia Cascade Plaza, LLC	Delaware	Columbia Retail Washington 1, LLC	Member	100%

Columbia Regency Partners II, LLC	Delaware	Regency Centers, L.P. Columbia Perfco Partners, L.P.	Member Member	20 80	% %

Entity	Jurisdiction	Owner(s)	Nature of Interest	% of Ownership

Macquarie CountryWide-Regency, LLC	Delaware	Regency Centers, L.P. Macquarie CountryWide (US) Corporation	Member Member	25 75	% %

MCW-RC AL-Southgate, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

MCW-RC CA-Bear Creek Village, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

MCW-RC CA-Campus, LLC (fka MCW-RC California, LLC)	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

MCW-RC CA-Garden Village, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

MCW-RC CO-Cheyenne, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

MCW-RC FL-Anastasia, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

MCW-RC FL-Highlands, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

MCW-RC FL-King’s, LLC (fka MCW-RC Florida, LLC)	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

MCW-RC FL-Lynn Haven, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

MCW-RC FL-Ocala, LLC (fka MCW-RC Florida 2, LLC)	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

MCW-RC FL-Palm Harbour, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

MCW-RC FL Pebblebrooke, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

Entity	Jurisdiction	Owner(s)	Nature of Interest	% of Ownership

MCW-RC FL-Shoppes at 104, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

MCW-RC GA-Bethesda Walk, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

MCW-RC GA-Braelinn Village, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

MCW-RC GA-Braelinn Village KMart, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

MCW-RC GA-Brookwood Village, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

MCW-RC GA-Buckhead Crossing, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

MCW-RC GA-Cobb Center, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

MCW-RC GA-Coweta Crossing, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

MCW-RC GA-Holcomb 400, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

MCW-RC GA-Howell Mill Village, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

MCW-RC GA-Killian Hill, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

MCW-RC GA-Lindbergh Crossing, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

MCW-RC GA-Orchard, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

MCW-RC GA-Northlake Promenade, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

MCW-RC GA-Peachtree Parkway Plaza, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

Entity	Jurisdiction	Owner(s)	Nature of Interest	% of Ownership

MCW-RC GA-Peachtree Parkway Plaza, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

MCW-RC GA-Powers Ferry Kroger, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

MCW-RC GA-Publix Plaza, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

MCW-RC GA-Rose Creek, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

MCW-RC GA-Roswell Holding, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

MCW-RC GA-Roswell Crossing, LLC	Delaware	MCW-RC GA-Roswell Holding, LLC	Member	100%

MCW-RC GA-Thomas Crossroads, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

MCW-RC GA-Trowbridge Crossing, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

MCW-RC GA-Woodstock Crossing, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

MCW-RC IL-Heritage Plaza, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

MCW-RC KY-Franklin, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

MCW-RC KY-Silverlake, LLC (fka MCW-RC Kentucky, LLC)	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

MCW-RC NC-Bent Tree, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

MCW-RC NC-Greystone Village, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

Entity	Jurisdiction	Owner(s)	Nature of Interest	% of Ownership
MCW-RC OR-Cherry Park, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

MCW-RC OR-Hillsboro, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

MCW-RC SC-Fairview Market, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

MCW-RC SC-Merchant’s, LLC (fka MCW-RC South Carolina, LLC)	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

MCW-RC SC-North Pointe, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

MCW-RC SC-Poplar Springs, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

MCW-RC SC-Poplar SpringsLand, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

MCW-RC SC-Rosewood, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

MCW-RC TN-Marketplace, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

MCW-RC Texas GP, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

MCW-RC TX-Hebron, LLC (fka MCW-RC Texas, L.P.)	Delaware	MCW-RC Texas GP, LLC Macquarie CountryWide-Regency, LLC	General Partner Limited Partner	.01 99.99	% %

MCW-RC VA-Brookville, LLC (fka MCW-RC Virginia, LLC)	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

MCW-RC VA-Somerset Crossing, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

MCW-RC WA-James, LLC (fka MCW-RC Washington, LLC)	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

Entity	Jurisdiction	Owner(s)	Nature of Interest	% of Ownership
Macquarie CountryWide Regency II, LLC	Delaware	Macquarie CountryWide (US) No. 2 Corporation Regency Centers, L.P.	Member Member	65 35	% %

MCW/MDP-Regency, LLC	Delaware	Regency Centers, L.P. MCW/MDP, LLC	Member Member	25 75	% %

MCD-RC CA-Amerige, LLC	Delaware	MCW/MDP-Regency, LLC	Member	100%

MCD-RC El Cerrito Holdings, LLC	Delaware	MCW/MDP-Regency, LLC	Member	100%

MCD-RC CA-El Cerrito, LLC	Delaware	MCD-RC El Cerrito Holdings, LLC	Member	100%

MCD-RC OH-Milford, LLC	Delaware	MCW/MDP-Regency, LLC	Member	100%

RegCal, LLC	Delaware	California State Teachers Retirement System Regency Centers, L.P.	Member Member	75 25	% %

CAR Braemar Village, LLC	Delaware	RegCal, LLC	Member	100%

CAR Corral Hollow, LLC	Delaware	RegCal, LLC	Member	100%

CAR Fuquay Holding, LLC	Delaware	RegCal, LLC	Member	100%

CAR Fuquay Crossing, LLC	Delaware	CAR Fuquay Holding, LLC	Member	100%

CAR Fuquay Property, LLC	Delaware	RegCal, LLC	Member	100%

KF-BRE, LLC	Delaware	RegCal, LLC	Member	100%

Entity	Jurisdiction	Owner(s)	Nature of Interest	% of Ownership
KF-REG Holding, LLC	Delaware	RegCal, LLC	Member	100%

KF-REG Associates, LLC	Delaware	KF-REG Holding, LLC	Member	100%

King Farm Center, LLC	Delaware	KF-REG Associates, LLC	Member	100%

Bammel North Houston Center, Ltd.	Texas	Regency Centers, L.P. HEB Grocery Company, LP	General Partner Limited Partner	Varies

Bear Creek Village Center, LLC	Delaware	Regency Centers, L.P.	Member	100%

Belleview Square, LLC	Delaware	Regency Centers, L.P.	Member	100%

Clayton Valley Shopping Center, LLC	Delaware	Regency Centers, L.P.	Member	100%

Gateway Azco GP, LLC	Delaware	Regency Centers, L.P.	Member	100%

AZCO Partners	Pennsylvania	Gateway Azco Partners GP, LLC Regency Centers, L.P.	General Partner Limited Partner	1 99	% %

Gateway Azco Manager, LLC	Delaware	Regency Centers, L.P.	Member	100%

NSHE Winnebago, LLC	Arizona	Regency Centers, L.P.	Member	100%

Northlake Village Shopping Center, LLC	Florida	Regency Centers, L.P.	Member	100%

OTR/Regency Colorado Realty Holdings, L.P.	Ohio	Regency Centers, L.P. OTR (Nominee for State Teachers Retirement Board of Ohio)	General Partner Limited Partner	30 70	% %

OTR/Regency Texas Realty Holdings, L.P.	Ohio	Regency Centers, L.P. OTR (Nominee for State Teachers Retirement Board of Ohio)	General Partner Limited Partner	30 70	% %

Queensboro Associates, L.P.	Georgia	Regency Centers, L.P. Real Sub, LLC	General Partner Limited Partner	50 50	% %

Entity	Jurisdiction	Owner(s)	Nature of Interest	% of Ownership
Regency Centers Advisors, LLC	Florida	Regency Centers, L.P.	Member	100%

RC CA Santa Barbara, LLC	Delaware	Regency Centers, L.P.	Member	100%

RC Georgia Holdings, LLC	Georgia	Regency Centers, L.P.	Member	100%

Regency Braemar, LLC	Delaware	Regency Centers, L.P.	Member	100%

Regency Centers Georgia, L.P.	Georgia	RC Georgia Holdings, LLC Regency Centers, L.P.	General Partner Limited Partner	1 99	% %

Regency Opitz, LLC	Delaware	Regency Centers, L.P.	Member	100%

Regency Remediation, LLC	Florida	Regency Centers, L.P.	Member	100%

Regency Tall Oaks Village Center, LLC	Delaware	Regency Centers, L.P.	Member	100%

Regency Woodlands/Kuykendahl	Texas	Regency Centers, L.P. HEB Grocery Company, LP	General Partner Limited Partner	50 50	% %

R&KS Dell Range, LLC	Wyoming	Regency Centers, L.P.	Member	100%

Silver Spring Square II, LLC	Delaware	Regency Center, L.P. TCH Realty Development Co., LLC	Member Member	75 25	% %

T&M Shiloh Development Company	Texas	Regency Centers, L.P.	General Partner	100%

T&R New Albany Development Company, LLC	Ohio	Regency Centers, L.P. Topvalco	Member Member	50 50	% %

Entity	Jurisdiction	Owner(s)	Nature of Interest	% of Ownership
Vista Village, LLC	Delaware	Regency Realty Group, Inc. Civic Partners Vista Village I, LLC	Member Member	50 50	% %

RRG Holdings, LLC	Florida	Regency Centers, L.P.	Member	100%

Regency Realty Group, Inc.	Florida	Regency Centers, L.P. RRG Holdings, LLC	Preferred Stock Common Stock Common Stock	100 7 93	% % %

8th and 20th Chelsea, LLC	Delaware	Regency Realty Group, Inc.	Member	100%

Alameda Bridgeside Shopping Center, LLC	Delaware	Regency Realty Group, Inc.	Member	100%

Bammel Center, LLC	Delaware	Regency Realty Group, Inc.	Member	100%

Bordeaux Development, LLC	Florida	Regency Realty Group, Inc.	Member	100%

Broadman, LLC	Delaware	Regency Realty Group, Inc.	Member	100%

Cathedral City Rio Vista Town Centre, LLC	Delaware	Regency Realty Group, Inc.	Member	100%

Centerplace of Greeley, LLC	Delaware	Regency Realty Group, Inc.	Member	100%

The Center at Slatten Ranch, LLC	Delaware	Regency Realty Group, Inc.	Member	100%

Cherry Street Center, LLC	Delaware	Regency Realty Group, Inc.	Member	100%

Chestnut Powder, LLC	Georgia	Regency Realty Group, Inc.	Member	100%

Dixon, LLC	Florida	Regency Realty Group, Inc.	Member	100%

Entity	Jurisdiction	Owner(s)	Nature of Interest	% of Ownership

East Towne Center, LLC	Delaware	Regency Realty Group, Inc. Lake McLeod, LLC	Member Member	Interests Vary

Edmunson Orange Corp.	Tennessee	Regency Realty Group, Inc.	Common Stock	100%

Fortuna Regency, LLC	Delaware	Regency Realty Group, Inc.	Member	100%

Gilroy Crossing Holding, LLC	Delaware	Regency Realty Group, Inc.	Member	100%

Gilroy Crossing Center, LLC	Delaware	Gilroy Crossing Holding, LLC	Member	100%

Gilroy Shopping Center, Inc.	Delaware	Regency Realty Group, Inc.	Common Stock	100%

GME/RRG I, LLC	Delaware	Regency Realty Group, Inc G.M.E. Anaheim, LLC	Member Member	50 50	% %

Harding Place, LLC	Delaware	Regency Realty Group, Inc. RFM Harding, LLC	Member Member	50 50	% %

Tennessee-Florida Investors, LLC	Delaware	Harding Place, LLC	Member	100%

Hasley Canyon Village, LLC	Delaware	Regency Realty Group, Inc. Community Company, LLC	Member Member	50 50	% %

Hermitage Development II, LLC	Florida	Regency Realty Group, Inc.	Member	100%

Hoadly Regency, LLC	Delaware	Regency Realty Group, Inc. John H. Donegan	Member Member	Interests Vary

Hollymead Town Center, LLC	Delaware	Regency Realty Group, Inc. DRG-Charlottesville Developers, LLC	Member Member	50 50	% %

Entity	Jurisdiction	Owner(s)	Nature of Interest	% of Ownership

Jog Road, LLC	Florida	Regency Realty Group, Inc. Bentz Capital Group, LLC	Member Member	50 50	% %

Southland Centers II, LLC	Florida	Jog Road, LLC	Member	100%

K&G/Regency II, LLC	Delaware	Regency Realty Group, Inc. K&G Equities VII, LLC	Member	50 50	% %

Luther Properties, Inc.	Tennessee	Regency Realty Group, Inc.	Common Stock	100%

Marietta Outparcel, Inc.	Georgia	Regency Realty Group, Inc.	Common Stock	100%

The Marketplace at Briargate, LLC	Delaware	Regency Realty Group, Inc.	Member	100%

Merrimack Shopping Center, LLC	Delaware	Regency Realty Group, Inc.	Member	100%

Middle Tennessee Development, LLC	Delaware	Regency Realty Group, Inc.	Member	100%

Mountain Meadow, LLC	Delaware	Regency Realty Group, Inc.	Member	100%

Murieta Gardens Shopping Center, LLC	Delaware	Regency Realty Group, Inc.	Member	100%

New Windsor Marketplace, LLC	Delaware	Regency Realty Group, Inc.	Member	100%

R2 Media, LLC	Florida	Regency Realty Group, Inc.	Member	100%

RRG Net, LLC	Florida	Regency Realty Group, Inc.	Member	100%

Entity	Jurisdiction	Owner(s)	Nature of Interest	% of Ownership
RRG-RMC-Tracy, LLC	Delaware	Regency Realty Group, Inc.	Member	100%

Regency Blue Ash, LLC	Delaware	Regency Realty Group, Inc.	Member	100%

Regency Braemar, LLC	Delaware	Regency Realty Group, Inc.	Member	100%

Regency Cahan-Clovis, LLC	Delaware	Regency Realty Group, Inc. Cahan Properties, Inc.	Member Member	50 50	% %

Regency/DS Ballwin, LLC	Missouri	Regency Realty Group, Inc. DS Ballwin Partners, Inc.	Member Member	50 50	% %

Regency I-45/Spring Cypress Retail, L.P.	Delaware	Regency Realty Group, Inc. HEB Grocery Company, L.P.	General Partner Limited Partner	Interests Vary

Regency Magi, LLC	Delaware	Regency Realty Group, Inc. Magi, LLC	Member Member	Interests Vary

Regency Marinita-LaQuinta, LLC	Delaware	Regency Realty Group, Inc. Marinita Development Co.	Member Member	Interests Vary

Regency Petaluma, LLC	Delaware	Regency Realty Group, Inc.	Member	100%

Regency Realty Colorado, Inc.	Florida	Regency Realty Group, Inc Snowden Leftwich (see Note 1)	Common Stock Common Stock	80 20	% %

Regency Realty Group-NE, Inc.	Florida	Regency Realty Group, Inc.	Common Stock	100%

Regency Somerset, LLC	Delaware	Regency Realty Group, Inc.	Member	100%

Rhett Remount, Inc.	South Carolina	Regency Realty Group, Inc.	Common Stock	100%

Entity	Jurisdiction	Owner(s)	Nature of Interest	% of Ownership

Signal Hill Two, LLC	Delaware	Regency Realty Group, Inc. John H. Donegan	Member Member	Interests Vary

Signature Plaza, LLC	Delaware	Regency Realty Group, Inc.	Member	100%

Slausen Central, LLC	Delaware	Regency Realty Group, Inc.	Member	100%

Thompson Nolensville, LLC	Florida	Regency Realty Group, Inc.	Member	100%

Tinwood, LLC	Florida	Regency Realty Group, Inc.	Member Member	50 50	% %

Tulip Grove, LLC	Florida	Regency Realty Group, Inc.	Member	100%

Valleydale, LLC	Delaware	Regency Realty Group, Inc.	Member	100%

West End Properties, LLC	Florida	Regency Realty Group, Inc.	Member	100%

Note 1: Snowden Leftwich is a Regency employee who is the licensed broker for this entity. Colorado requires that the broker must own a minimum of 20% of the equity in a licensed entity.